UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1941 Stryker Way	Portage,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
3.375% Notes due 2028	SYK28	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
3.375% Notes due 2032	SYK32	New York Stock Exchange
3.625% Notes due 2036	SYK36	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Stryker Corporation (the “Company”) held on May 8, 2025 (the “Annual Meeting”), shareholders approved the 2011 Long-Term Incentive Plan, as Amended and Restated, the 2011 Performance Incentive Award Plan, as Amended and Restated and the 2008 Employee Stock Purchase Plan, as Amended and Restated (collectively, the “Plans”), in each case, to approve an increase to the number of shares available for issuance pursuant to awards made under the Plans and to extend the duration of the Plans, among other things. Based on management’s recommendation, the Board of Directors of the Company approved the Plans in March 2025, subject to shareholder approval at the Annual Meeting. Having obtained the requisite shareholder approval for the Plans at the Annual Meeting, the Plans became effective, as amended and restated, on May 8, 2025.

Copies of the Plans, as amended and restated, were included as Appendix B, Appendix C and Appendix D, respectively, to the definitive proxy statement on Schedule 14A for the Annual Meeting, filed by the Company with the Securities and Exchange Commission on March 25, 2025 (the “Proxy Statement”).

Summaries of the principal features of each Plan are included in the Proxy Statement under the headings “Proposal 3 - Approval of the 2011 Long-Term Incentive Plan, as Amended and Restated”, “Proposal 4 - Approval of the 2011 Performance Incentive Award Plan, as Amended and Restated” and “Proposal 5 - Approval of the 2008 Employee Stock Purchase Plan, as Amended and Restated”, respectively, which summaries are incorporated by reference herein.

The foregoing description of the Plans is not intended to be complete and is qualified in its entirety by the full text of the Plans, as amended and restated, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

At the Company's Annual Meeting of Shareholders held on May 8, 2025, shareholders voted on six proposals and cast their votes as follows:

1)	All ten directors were elected to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified based upon the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Mary K. Brainerd	286,232,193	7,008,635	318,882	26,731,614
Giovanni Caforio, M.D.	291,427,579	1,804,997	327,134	26,731,614
Kevin A. Lobo	277,292,138	15,978,467	289,105	26,731,614
Emmanuel P. Maceda	291,665,689	1,558,939	335,082	26,731,614
Sherilyn S. McCoy	289,146,304	4,094,368	319,038	26,731,614
Rachel Ruggeri	289,657,698	3,576,824	325,188	26,731,614
Andrew K. Silvernail	282,194,806	11,030,011	334,893	26,731,614
Lisa M. Skeete Tatum	289,545,430	3,660,218	354,062	26,731,614
Ronda E. Stryker	277,219,985	16,063,582	276,143	26,731,614
Rajeev Suri	289,621,689	3,620,812	317,209	26,731,614

2)	The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025 was ratified based upon the following votes:

Shares
For	Against	Abstain
287,650,131	32,093,089	548,104

3)	The 2011 Long-Term Incentive Plan, as amended and restated, was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
274,950,466	17,806,456	802,788	26,731,614

4)	The 2011 Performance Incentive Award Plan, as amended and restated, was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
280,240,878	12,506,705	812,127	26,731,614

5)	The 2008 Employee Stock Purchase Plan, as amended and restated, was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
285,396,277	7,704,633	458,800	26,731,614

6)	The advisory vote on the resolution relating to compensation of our named executive officers was approved based upon the following votes:

Shares
For	Against	Abstain	Broker Non-Votes
269,904,211	22,785,808	869,691	26,731,614

The shareholder proposal related to supporting transparency in political spending was not presented because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to present the proposal.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1
2011 Long-Term Incentive Plan, as amended and restated effective May 8, 2025 (incorporated by reference to Appendix B to Stryker Corporation’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2025).

10.2
2011 Performance Incentive Award Plan, as amended and restated effective May 8, 2025 (incorporated by reference to Appendix C to Stryker Corporation’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2025).

10.3
2008 Employee Stock Purchase Plan, as amended and restated effective May 8, 2025 (incorporated by reference to Appendix D to Stryker Corporation’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2025).

	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	May 13, 2025	/s/ TINA S. FRENCH
Tina S. French
Vice President, Corporate Secretary